Operations and Corporate Reorganization	12 Months Ended
Dec. 31, 2021
Disclosure of operations and corporate reorganization [Abstract]
Disclosure of operations and corporate reorganization
  Operations and Corporate Reorganization

Cosan S.A. (“Cosan” and together with its subsidiaries collectively, the “Company”) is a publicly traded Company on the B3 S.A. - Brasil, Bolsa, Balcão, or “B3,” on the special New Market (Novo Mercado) segment under the ticker symbol “CSAN3.” The Company’s American Depositary Shares, or “ADSs,” are listed on the New York Stock Exchange, or “NYSE,” and traded under the symbol “CSAN.” Cosan is a corporation (sociedade anônima) of indefinite term incorporated under the laws of Brazil, with its registered office in the city of São Paulo, state of São Paulo. Mr. Rubens Ometto Silveira Mello is the ultimate controlling shareholder of Cosan.

Corporate reorganization

On January 22, 2021, the shareholders of Cosan Limited, the former parent company of Cosan S.A. and Cosan Logística, approved an intra-group reorganization, announced on July 3, 2020, consisting of a merger of companies under common control, as provided by art. 264, paragraph 4, of Brazilian Law No. 6,404, pursuant to which Cosan Limited and Cosan Logística were merged into Cosan S.A., or the “Corporate Reorganization”

 As part of an effort to streamline our operations, the Company carried out a corporate reorganization to enhance its corporate structure by making Cosan S.A. the sole holding company of the group. The corporate reorganization simplified the corporate structure, unifying and consolidating the Cosan S.A., Cosan Limited and Cosan Logística free floats, in order to increase share liquidity, and unlock value within the Company’s group portfolio. As part of the corporate reorganization, each of Cosan Limited and Cosan Logística were merged into Cosan S.A., being Cosan S.A. the surviving entity. Following the completion of the merger, the outstanding shares of Cosan S.A. are now directly owned by all shareholders of Cosan Limited, Cosan S.A. and Cosan Logística as of immediately prior to the completion of the merger. As a result, Cosan S.A. issued American Depositary Shares, or ADSs, listed on the NYSE or common shares listed under the Novo Mercado segment of the B3 to the shareholders of Cosan Limited immediately prior to the approval of the merger. As for Cosan Logística, upon completion of the merger, holders of Cosan Logística shares immediately prior to the approval of the merger became owners of Cosan S.A. common shares.

The following charts set forth simplified representations of our operating structure before and after the corporate reorganization.

Figure 1: Simplified operating structure prior to the merger.

Figure 2: Simplified operating structure immediately after the merger.

The Merger Protocol also established the exchange ratio for the shares. Each Class A and Class B Shares issued by Cosan Limited and outstanding immediately prior to the consummation of the merger were automatically converted into the right to receive 1.29401595263 Cosan S.A. ADSs. The exchange ratio for the exchange of Cosan Logística shares for Cosan S.A. shares is 0.25360679585 Cosan S.A. shares for one Cosan Logística share.

This is equivalent to 0.772788 Cosan Limited shares for each Cosan S.A. share or Cosan S.A. ADS, as applicable, and 3.943112 Cosan Logística shares for each Cosan S.A. share.